UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 29, 2014

ADAMANT DRI PROCESSING AND MINERALS GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49729
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chunshugou Luanzhuang Village
 Zhuolu County, Zhangjiakou
 Hebei Province, China, 075600
 (Address of principal executive offices)

86-313-6732526
 (Registrant's telephone number, including area code)

UHF Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On August 29, 2014, the registrant, UHF Incorporated (“UHF”), changed its state of incorporation from Delaware to Nevada as a result of a merger with and into its recently formed wholly-owned subsidiary, Adamant DRI Processing and Minerals Group, a Nevada corporation (“Adamant”) and the surviving entity, pursuant to an Agreement and Plan of Merger dated as of July 4, 2014 attached hereto as Exhibit 2.1. The reincorporation was approved by written consent of stockholders of UHF owning in the aggregate 67.58% of its outstanding voting shares as of July 4, 2014. Adamant is deemed to be the successor issuer of UHF under Rule 12g-3 of the Securities Exchange Act of 1934, as amended.

The reincorporation did not result in any change in the business, management, fiscal year, accounting, location of the registrant’s principal executive offices, directors or officers, or assets or liabilities, of the registrant. In addition, the registrant’s common stock will continue to be quoted on the OTCB under the symbol “ADMG.” Adamant’s new CUSIP number is 00548B104. Stockholders are not required to exchange stock certificates for their shares of common stock in connection with the reincorporation since shares in UHF are deemed to represent an equal number of shares in Adamant.

As of August 29, 2014, the effective date of the reincorporation, the rights of the registrant’s stockholders will be governed by Chapters 78 and 92A (concerning Mergers) of the Nevada Revised Statutes, the Articles of Incorporation of Adamant attached hereto as Exhibit 3.1 and the By-Laws of Adamant attached hereto as Exhibit 3.4.

Additional information about the reincorporation and a comparison of the rights of stockholders of Adamant and UHF can be found in the UHF Information Statement filed with the Securities and Exchange Commission and distributed to stockholders on July 25, 2014.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 3.03, which is incorporated by reference into this Item 5.03. The Articles of Incorporation of Adamant are attached hereto as Exhibit 3.1 and the By-Laws of Adamant are attached hereto as Exhibit 3.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1    Agreement and Plan of Merger between UHF and Adamant.
3.1    Articles of Incorporation of Adamant.
3.2    Articles of Merger filed with the Security of State of Nevada.
3.3    Certificate of Merger filed with the Secretary of State of Delaware.
3.4    By-Laws of Adamant.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 2, 2014

ADAMANT DRI PROCESSING AND MINERALS GROUP

By:	/s/ Changkui Zhu
Changkui Zhu
President and Chief Executive Officer